Southeast Super-Community Bank Conference Atlanta, GA February 6-7, 2006 Yes You Can ® Exhibit 99.1

Forward-Looking Statements
FNB Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties.  These statements are based on the beliefs and assumptions of the management of FNB Corp., and on the
information available to management at the time the
presentation materials were prepared.  These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB Corp’s actual results to differ materially from the anticipated results or other
expectations expressed in such forward-looking statements.
Readers are cautioned not to place undue reliance on these
forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB Corp.
files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the
Annual Report on Form 10-K, and other required filings.

Overview Yes You Can ®

•Annual Cash Dividend
–Market Cap (est. Dec.30, 2005)
–Shares Outstanding
–Assets
•Numbers**
•Symbol
•Listing
•Headquarters
$0.60
$121.0 Million
$121.0 Million
$1.102 Billion
FNBN
NASDAQ NM
Asheboro, NC
**Unaudited, not including announced Integrity merger
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Company Facts

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Corporate Structure
FNB Corp. (NC)
Founded May 1985
First National Bank and Trust
Company *
Founded December 1907
Dover Mortgage Company
Founded May 1986
Acquired by FNB April 2003
*Acquisitions:
Richmond Savings Bank – April 2000
Rowan Bank – August 2002
United Financial (Alamance Bank) –
November 2005
Integrity Financial, Inc. - pending

I-77
I-73/74
I-40
I-95
I-85
Denovo Offices
Asheboro Headquarters
Dover Offices
YES! Banks

FNB CORP.

Service Areas Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

Major Loan Classifications
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
9%
3%
17%
22%
27%
22%
Commercial/Industrial Residential Real Estate
Commercial Real Estate RE Construction and Development
Home Equity Line Consumer

Major Funding Classifications 9% 51% 12% 17% 11% DDA NOW MM,SAV,Repo CD / IRA FHLB Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

Competitive Advantages
• Only community bank in North Carolina with
local, full-service Wealth Management team.
• Our business bankers have an average of 25
years of experience each.
• We make mortgage loan decisions in less than
24 hours through our “First Reply” program.
• Practice, practice, practice!  In 2004 and
2005, spent average of $615 training dollars on
each of our employees.
• In-house operations - 99% of our customer
statements in the mail the first business day
after cut-off.
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Operating Performance Yes We Can ®

Asset Growth 594 754 773 863 1102 2001 2002 2003 2004 2005 (Millions) 16.76% unaudited Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

392 502 552 665 813 2001 2002 2003 2004 2005 Loan Growth 20.01% unaudited Overview Operating Performance Franchise Value Core Strategies Investor Opportunity (Millions)

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Deposit Growth 480 592 598 660 842 2001 2002 2003 2004 2005 15.08% (Millions) unaudited

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
111%
Deposit
Households
12-01 to 12-06
112%
Total
Households
63.7%
Core
Households
(without acquisitions)
64%
Core
Households
76.6%
Loan
Households
48%
Core
Households
Household Growth

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Net Income 6,728 8,200 8,400 6,598 9,937 2001 2002 2003 2004 2005 unaudited

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Earnings Per Share 1.32 1.58 1.43 1.13 1.69 2001 2002 2003 2004 2005 unaudited

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Return On Assets 1.15% 1.25% 1.07% 0.80% 1.06% 2001 2002 2003 2004 2005 unaudited

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Returns On Equity
11.63%
11.63%
12.82%
14.05%
10.66%
13.29%
8.00%
10.00%
11.25%
14.36%
2001 2002 2003 2004 2005
Return on Equity Return on Tangible Equity
unaudited

0.22% 0.47% 0.33% 0.26% 0.28%
Net Charge Offs/Average Loans
164.49% 139.53% 102.99% 98.34% 92.93%
Loan Loss
Reserve/Nonperforming Loans
1.25% 1.12% 1.14% 1.22% 1.17%
Loan Loss Reserve/Total Loans
Held for Investment
0.76% 0.80% 1.10% 1.24% 1.25%
Nonperforming Loans/ Total
Loans Held for Investment
2005 2004 2003 2002 2001
Credit Quality Measures

Franchise Value Yes We Can ®

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Strong Points
Consistent Financial Performance
Long Term Focus
Growth Orientation
Good Markets / Good State
De Novo Offices
Selective Prudent Acquisitions
Productive lines of business
“YES!” Branding Program

Dividend History 0.33 0.38 0.45 0.51 0.51 0.53 0.58 0.59 0.60 0.62 96 97 98 99 00 01 02 03 04 05 Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

Franchise Growth
Growth - Integrity Financial, Inc.
• A $666 Million Company headquartered in
Hickory, NC – deal pending
• Operating subsidiaries:
– First Gaston Bank, including Catawba Valley
Bank and Northwestern Bank Divisions
– Integrity Securities, Inc. a full service
brokerage office in Hickory, NC
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Franchise Growth
• Asset: $1.8 Billion
• Loans: $1.3 Billion
• Deposits: $1.4 Billion
• Market Cap: $200 Million+
• Top 6 in North Carolina – HQ Banks in
Assets and Deposits
New Corp Name: FNB UNITED CORP.
Pro-forma Combined Company Franchise
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Franchise Growth
• Pro-forma Foot Print - From Central and
Southern Piedmont and The Sandhills
to The Foothills and Mountains of
Western NC
• 43 Banking Offices In 31 Communities
In 17 Growing Counties
• Strategically Located Along Interstates
Corridors  Of  I-85, I-40, I-77, I-73/74
And U.S.64 And U.S.421 Highways
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

I-77
I-73/74
I-40
I-95
I-85
Dover Offices
Asheboro Headquarters

FNB CORP.

Franchise Growth Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Integrity Financial Markets

Population Growth –
County Projections
Branch and demographic data per SNL Financial, MapInfo Professional; data represents projected population growth between 2005 – 2010
Negative Projected Growth
0-3% Projected Growth
3-8% Projected Growth
8+% Projected Growth
Winston Salem
Raleigh
Charlotte
Greensboro
Hickory
Asheboro

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Franchise Growth
Growth - Integrity Financial, Inc.
• Deal Structure – 78% Stock
22% Cash
• Conditions Precedent
Merge subsidiaries - done
Address CVB M.O.U. Issues
Credit Communication
Bring forward 1.25% A.L.L.L.

Franchise Growth
Goodwill/Equity
Goodwill/Assets
TangEquity/TangAssets
Equity/Assets
Total Capital
Goodwill
Deposits
Assets
FNB United
Corp.
(Proforma 9/30)
FNB Corp.
(unaudited
12/31/05)
58.51%
31.97%
6.36%
2.97%
4.82%
6.51%
10.88%
9.28%
198,072
102,315
115,893
32,707
1,375,789
841,609
1,821,215
1,102,085
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Franchise Growth
Positives of Integrity Acquisition
• FNB - Proven Acquirer and Integrator
• Partner Bring Attractive Customer Base
And Markets With Good Demographics
• Merger Adds Scale And Brings New
Product And Service Opportunities In
Broad, Growing Markets
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Franchise Growth
• Enhances Shareholder Value Through
Increased Earnings and Growth
Opportunities
• IT and Platform Systems Compatibility
• Franchise Will Accommodate Future
Acquisitions Following Integration

FIRST NATIONAL
Yes you can.® Yes we can.®

FNB CORP.

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Fee Business
Not FDIC Insured - May Lose Value - Not Bank Guaranteed –
Not Deposit Accounts
Investment Management
Life and Long Term
Care Insurance
Trust and Estate Planning
Retirement Planning
Wealth Management
Wealth Management
Retail and Wholesale
New Growth Markets
Expanded Sales Focus
Dover Mortgage
Dover Mortgage

4,684 4,032 4,890 1,631 831
Gain on Sale of
Mortgages
1,293 1,535 1,414 566 476
Wealth
Management
6,062 5,419 4,949 3,740 2,537
Service/Activity
Fees
14,926 13,673 13,600 8,268 5,900
Total Non
Interest Income
2005 2004 2003 2002 2001
Growth in Non Interest Income
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

YES! Branding
First National is the YES! Bank.  It is plainly stated in our
Yes you can
®
—Yes we can
®
trademarks.  It is reflected in
the design of our logo and corporate mascot, Jack.  And it
is repeated in our customer service programs, company
spirit campaigns and marketing messages.  But more than
a motto, YES! is our promise to exceed your expectations
through better banking and outstanding service.  It
empowers our employees and describes who we are and
what we do. Yes Customers Can. Yes Communities
Can. Yes Schools Can. Yes Your Future Can. Because
We Can.
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Core Strategies Yes You Can ® Yes We Can ®

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Core Strategies
•
Credit Quality
•
Core Deposit Emphasis
•
Continue to Build Performance/Service Culture
•
Growth Strategy
•
Increased Penetration of Current Markets
•
Complete Integration of Acquisitions
• “Experience” Retail
• “Yes” ® Branding – Yes You Can ® Yes We Can ®

•
Checking Promotions – over 14,000
New Accounts
• Business DDAs
• Cash Management – REPO Sweeps
• Non-Profit and Governmental
• Targeted Certificates of Deposit
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Core Deposit Emphasis

Performance Culture
Performance Compensation
for STAKEHOLDERS™
•
Maximize Long-term Value Of Organization
•
Team Orientation - Universal Participation
•
Coaching And Communication
•
Educational Program
Overview
Operating Performance
Franchise Value
Core Strategies
Opportunity

Move Over **OSCAR.**
2002 **YES**PY AWARDS

2003
YESPY
AWARDS
JACK IS BACK!

2004 **YES**PY AWARDS
THREE
The YESPY Bunch

FNB CORP.

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Fun and Friendly Yes! Bank

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Fun and Friendly Yes! Bank

100%
A.P.Y.
Always Practice Yes!

7 Ways to A.P.Y.

- Friendly smile
- Greet professionally
- Call customer by name
- Focus on your customer
- On-time delivery
- Discover needs, goals and desires
- 100% satisfaction

FIRST NATIONAL
Yes you can.® Yes we can.®

FNB CORP.

Customer Service + Brand Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

“Experience” Retail

JACK
and the
BEANSTALK

JACK

These are magic beans. We offer them as a token of friendship and appreciation to the tried and true employees of Alamance, Hillsborough, Catawba Valley, First Gaston, Northwestern and First National Banks. Soon we'll serve side by side, birds of a feather that flock together like golden geese. And united by name and in the spirit of cooperation, a logo named JACK will lead the way. Until that time, keep both hands on the beanstalk and climbing toward a sky that isn't the limit, but the beginning of a great adventure. And that's no fairy tale.

Sincerely and respectfully,
Your fun and friendly YES! Bank
September 19, 2005

Yes you can.℠ Yes we can.®

FNB CORP.

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Performance: Team Focus

Investor Opportunity Yes You Can ® Yes We Can ®

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Investor Opportunity
• Good Markets / Good State
• Possess Components Required for
Sustainable, Profitable Growth
• Good Franchise Elements
• Current Market Valuation

Investor Opportunity
142.06
212.51
117.06
185.20
Price / Book (%) Price / Tangible Book (%)
FNB Corp.
FNB Corp.
*SNL Data SE Publicly traded banks between $500 million and $2 billion as of 1/17/2006
Peer Group* Peer Group*
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Investor Opportunity
11.12
16.35
3.19
1.91
Current Dividend Yield (%) Price / LTM EPS (X)
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
FNB Corp.
FNB Corp.
*SNL Data SE Publicly traded banks between $500 million and $2 billion as of 1/17/2006
Peer Group* Peer Group*

Contact Information
Michael C. Miller
Chairman and President
mmiller@MyYesBank.com
R. Larry Campbell
Executive Vice President
lcampbell@MyYesBank.com
FNB Corp.
First National Bank and Trust Company
101 Sunset Avenue
PO Box 1328
Asheboro, NC  27204
336.626.8300
Yes You Can
®
Yes We Can
®